GENERAL	12 Months Ended
Dec. 31, 2016
GENERAL [Abstract]
GENERAL
NOTE 1:	GENERAL

a.
SuperCom Ltd. (the “Company”) is an Israeli resident company organized in 1988 in Israel. On January 24, 2013 the Company changed its name back to SuperCom Ltd, its original name, from Vuance Ltd. On September 12, 2013, the Company’s ordinary shares were approved for listing on the NASDAQ Capital Market and began trading under the ticker symbol “SPCB” on September 17, 2013. Previously, the Company’s ordinary shares traded on the OTCQB® electronic quotation service.

The Company is a global provider of traditional and digital identity solutions, providing advanced safety, identification, tracking and security products to governments and organizations, both private and public, throughout the world The Company provides cutting edge real-time positioning, tracking, monitoring and verification solutions enabled by its RFID &Mobile pure security advanced solutions suite of products and technologies, all connected to a web-based, secure, proprietary, interactive and user-friendly interface. The Company offers a wide range of solutions including, national ID registries, e-passports, biometric visas, automated fingerprint identification systems, digitized driver’s licenses, and electronic voter registration and election management using the common platform (“MAGNA”). The Company sells its products through marketing offices in the U.S, Tanzania, Panama, Ecuador and Israel.

b.
On December 26, 2013 the Company acquired the SmartID Division of On Track Innovations Ltd. (NASDAQ: OTIV) (“OTI”), consisting of customer contracts, software, other related technologies and IP assets. The Company paid OTI $8.8 million ($10 million less certain price adjustments) at the closing and agreed to make contingent payments of up to $12.5 million pursuant to an earn-out mechanism based on certain performance and other milestones. The SmartID Division has a strong international presence, with a broad range of competitive and well-known e-ID solutions and technology. The acquisition significantly expanded the breadth of the Company’s e-ID capabilities globally, while providing it with market and technological experts, together with its ID software platforms and technologies.

In June 2015, the Company has completed an offering which included an issuance of 2,415,000 shares with total net proceeds of $27,126 thousands.

On January 1, 2016, the Company acquired Leaders in Community Alternatives, Inc., or LCA, a U.S. based company, including all contracts, software, other related technologies and IP assets. The Company paid $2.9 million at the closing and committed to certain contingent earn-out payments over the next three years that are structured as a single digit percentage of annual revenues in excess of standalone LCA management revenue projections. LCA is a California based, private criminal justice organization, providing community-based services and electronic monitoring programs to government agencies in the U.S. for more than 24 years. LCA offers a broad range of competitive solutions for governmental institutions across the U.S. in addressing realignment strategies and plans.

In addition to LCA, during the first half of 2016 the Company acquired Safend Ltd., Alvarion Technologies Ltd. and the assets and IP of PowaPOS. For additional information refer to Note 5.

As of December 31, 2016, the Company’s principal activities were conducted mainly through SuperCom Ltd, LCA and safend that were acquired at the beginning of 2016, Supercom Inc. and through SuperCom Tanzania and SuperCom Ecuador that were acquired in December 2013 as part of the acquisition of the SmartID division.

c.	Concentration of risk that may have a significant impact on the Company:

In 2016, the Company derived most of its revenues from large number of customers, in the year 2015 from five major customers and throughout the 2014 period the Company derived most of its revenues from five major customers. See also Note 13c.